UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31

Date of reporting period:	8/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Municipal Bond Fund

ANNUAL REPORT August 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
35	Report of Independent Registered
Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Bond Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and high energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

Most sectors of the U.S. fixed-income market rallied in the wake of the Fed's announcement, including municipal bonds. Investors apparently are optimistic that higher borrowing costs and moderating home values may wring current inflationary pressures from the economy.At the same time, most states and municipalities have continued to report higher-than-expected tax receipts as a result of the recovering economy, helping to support the credit quality of many municipal bond issuers.As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains properly diversified and aligned with your current and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Senior Portfolio Manager

How did Dreyfus Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2006, the fund achieved a total return of 3.14% .1 The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 3.03% for the same period.2

After bouts of weakness earlier in the reporting period, municipal bonds generally rallied during the summer of 2006 as inflation and interest-rate concerns eased.The fund produced a higher return than that of its benchmark, mainly due to our emphasis on long-term securities that benefited from the market rally.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality ("high yield" or "junk" bonds).The dollar-weighted average maturity of the fund's portfolio is not restricted, but normally exceeds 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest rate environment and the municipal bond's potential volatility under different interest rate scenarios. We focus on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund's assets may be

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or premium bonds will change along with our changing views of the current interest rate and market environments.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Early in the reporting period, the U.S. economy continued to grow despite headwinds such as volatile energy prices and rising interest rates. Still, at the time, fixed-income investors appeared relatively unconcerned about inflation, helping to support returns in the municipal bond market. Investor sentiment appeared to change in the spring of 2006, however, when hawkish comments by members of the Federal Reserve Board (the "Fed") and rising energy prices sparked renewed inflation concerns and heightened market volatility. These concerns subsequently eased, when evidence of softening housing markets and less impressive employment gains suggested that the rate of economic growth might be moderating.As a result, municipal bonds rallied over the summer of 2006, enabling the Index to post a solidly positive total return for the reporting period overall.

At the same time, supply-and-demand factors remained supportive of municipal bond prices. Many states and municipalities have taken in more tax revenue than they originally projected, reducing their need to borrow.As a result, municipal bond issuance volume declined compared to the same period one year earlier. On the other hand, investor demand remained robust from individuals and institutions seeking competitive levels of tax-exempt income. Consequently, investors have had more difficulty finding bonds that meet their criteria, especially in many of the higher income tax states.

Despite the reporting period's occasionally mixed economic signals, we maintained our view that inflation would remain benign and the Fed was near the end of its tightening campaign. Accordingly, we set the fund's average duration — a measure of sensitivity to changing interest rates — in a range we considered slightly longer than industry averages. However, because yield differences along the market's maturity range have been narrower than historical norms, it made little sense to us to establish an even longer duration posture. Instead, we attempted to capture higher yields from securities backed by health care facilities, airlines and the states' settlement of litigation with U.S. tobacco companies. These income-oriented securities fared relatively well in the generally robust economic environment.

What is the fund's current strategy?

In our view, the prospect of slower economic growth, moderate inflation and favorable supply-and-demand dynamics may help support municipal bond prices over the foreseeable future. Because it appears to us that short-term interest rates may have peaked for this cycle, we have begun to consider focusing more intently on securities without early-redemption provisions, which tend to do well as interest rates decline.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/06
	1 Year	5 Years	10 Years

Fund	3.14%	3.81%	4.87%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/96 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and
expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 3.67
Ending value (after expenses)	$1,022.10

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 3.67
Ending value (after expenses)	$1,021.58

† Expenses are equal to the fund's annualized expense ratio of .72%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—5.4%
Alabama Housing Finance Authority,
SFMR (Home Mortgage
Revenue Bond Program)
(Collateralized; GNMA)	6.10	10/1/27	2,405,000	2,463,658
Alabama Public School and
College Authority	6.77	7/1/15	11,760,000 [a,b]	13,179,432
Alabama Public School and College
Authority (Capital Improvement)	5.50	7/1/19	29,250,000	31,031,617
Courtland Industrial Development
Board, EIR (International
Paper Co. Project)	6.25	8/1/25	8,000,000	8,732,000
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/19	23,000,000	24,561,700
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/20	20,000,000	21,306,000
Jefferson County,
Limited Obligation
School Warrants	5.50	1/1/21	5,000,000	5,417,800
Alaska—1.1%
Alaska Energy Authority,
Power Revenue (Bradley Lake
Hydroelectric Project)
(Insured; FSA)	6.00	7/1/17	5,730,000	6,682,441
Alaska Housing Finance Corp.
(Insured; MBIA)	7.48	12/1/19	6,940,000 [a,b]	7,225,581
Anchorage,
Electric Utility Revenue
(Insured; MBIA)	6.50	12/1/15	6,135,000	7,388,626
Arizona—1.8%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power Co.
Project)	5.85	3/1/28	7,750,000	7,754,030
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power Co.
Project)	5.88	3/1/33	28,570,000	28,585,428

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California—11.9%
California,
Economic Recovery	5.25	7/1/12	19,980,000	21,683,295
California,
GO	5.00	3/1/15	17,460,000	18,870,943
California,
GO	5.00	6/1/22	13,460,000	14,225,605
California,
GO	5.00	8/1/22	14,920,000	15,782,525
California,
GO	5.00	3/1/26	20,845,000	21,964,793
California,
GO (Various Purpose)	5.50	4/1/28	10,070,000	11,049,307
California,
GO (Various Purpose)	5.50	4/1/30	4,420,000	4,837,734
California County Tobacco
Securitization Agency, Tobacco
Settlement Asset-Backed Bonds (Kern
County Tobacco Funding Corp.)	6.25	6/1/37	6,100,000	6,496,744
California Department of Water
Resources, Power Supply
Revenue	5.13	5/1/12	20,500,000 [c]	22,327,575
California Department of Water
Resources, Water Revenue
(Central Valley Project)	5.50	12/1/11	1,280,000 [c]	1,401,600
California Department of Water
Resources, Water Revenue
(Central Valley Project)	5.50	12/1/16	6,390,000	6,966,314
California Public Works Board,
LR (Department of Mental
Health-Coalinga)	5.13	6/1/29	7,000,000	7,294,700
California Public Works Board,
LR (Various University of
California Projects)	5.50	6/1/14	9,750,000	10,643,782
Chula Vista,
IDR (San Diego Gas and
Electric)	5.50	12/1/21	10,000,000	10,895,900
Coast Community College District,
GO (Insured; FSA)	0.00	8/1/29	15,000,000	11,232,600

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
Golden State Tobacco
Securitization Corp., Enhanced
Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/13	28,495,000 [c]	31,505,212
Golden State Tobacco
Securitization Corp., Enhanced
Tobacco Settlement
Asset-Backed Bonds
(Insured; FGIC)	5.50	6/1/13	11,500,000 [c]	12,714,860
Los Angeles Community College
District, GO (Insured; FSA)	5.00	8/1/25	5,000,000	5,304,300
Colorado—.4%
University of Colorado Hospital
Authority, Revenue	5.00	11/15/37	7,500,000	7,625,250
Connecticut—1.0%
Mashantucket Western Pequot Tribe,
Special Revenue	6.40	9/1/07	9,170,000 [b,c]	9,519,377
Mashantucket Western Pequot Tribe,
Special Revenue	6.40	9/1/11	9,330,000 [b]	9,516,600
Delaware—.1%
Delaware Housing Authority,
Senior SFMR	6.45	1/1/26	1,590,000	1,593,069
District of Columbia—1.5%
District of Columbia Tobacco
Settlement Financing Corp.,
Tobacco Settlement
Asset-Backed Bonds	6.50	5/15/33	12,855,000	14,942,266
District of Columbia Tobacco
Settlement Financing Corp.,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/15/46	173,400,000	15,299,082
Florida—4.8%
Florida Department of
Environmental Protection,
Revenue (Insured; FGIC)	5.75	7/1/13	10,270,000	11,125,799
Florida Housing Finance
Corporation, Homeowner
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	5.10	7/1/31	9,705,000	9,932,291

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Florida State Board of Education,
Public Education Capital Outlay	5.50	6/1/16	12,000,000	13,034,160
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	7,000,000	7,381,360
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/24	10,110,000	10,734,798
Orange County,
Tourist Development Tax
Revenue (Insured; AMBAC)	5.00	10/1/25	11,455,000	12,145,164
Orange County Health Facilities
Authority, Revenue (Orlando
Regional Healthcare)	6.00	12/1/12	2,090,000 [c]	2,345,753
Orlando Utilities Commission,
Water and Electric Revenue	6.75	10/1/17	15,875,000	19,058,573
Tampa,
Utility Tax and Special
Revenue (Insured; AMBAC)	5.75	10/1/13	9,100,000	10,249,785
Georgia—3.9%
Atlanta Development Authority,
Student Housing Revenue
(ADA/CAU Partners Inc.)
(Insured; ACA)	6.25	7/1/14	4,605,000	4,975,196
Chatham County Hospital Authority,
Improvement Revenue (Memorial
Health University)	5.75	1/1/29	4,000,000	4,349,440
Fulton County Facilities Corp.,
COP (Fulton County Public
Purpose Project)
(Insured; AMBAC)	5.50	11/1/18	11,630,000	12,497,016
Georgia	5.80	11/1/09	19,580,000 [c]	21,240,776
Georgia	5.80	11/1/09	20,000,000 [c]	21,696,400
Milledgeville and Baldwin County
Development Authority, Revenue
(Georgia College and State
University Foundation Property
III, LLC Student Housing
System Project)	5.63	9/1/30	5,100,000	5,462,610

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia (continued)
Private Colleges and Universities
Authority, Revenue (Mercer
University Project)	5.75	10/1/11	6,000,000 [c]	6,663,120
Hawaii—.8%
Hawaii
(Insured; FSA)	5.80	9/1/09	14,000,000 [c]	15,005,900
Idaho—.7%
Idaho Housing Agency,
MFHR	6.70	7/1/24	8,300,000	8,309,296
Power County Industrial
Development Corp., SWDR
(FMC Corp. Project)	6.45	8/1/32	4,750,000	5,069,580
Illinois—3.6%
Chicago O'Hare International
Airport, General Airport Third
Lien Revenue (Insured; FSA)	5.75	1/1/24	9,215,000	10,123,138
Chicago O'Hare International
Airport, Special Facilities
Revenue (American
Airlines Inc. Project)	8.20	12/1/24	6,970,000	7,147,735
Cook County,
GO Capital Improvement
(Insured; AMBAC)	5.00	11/15/25	15,000,000 [d]	15,736,350
Illinois Finance Authority,
Revenue (Northwestern
Memorial Hospital)	5.50	8/15/43	22,310,000	23,883,078
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	10,000,000 [c]	10,962,300
Illinois Housing Development
Authority (Multi-Family
Program)	6.75	9/1/21	3,805,000	3,810,099
Indiana—1.0%
Indiana Health and Educational
Facility Financing Authority,
HR (Clarian Health
Obligated Group)	5.00	2/15/33	8,000,000 [d]	8,227,520
Indiana Transportation Finance
Authority, Highway Revenue
(Insured; FGIC)	5.75	12/1/21	10,000,000	11,812,600

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kansas—1.1%
Wichita,
Hospital Facilities
Improvement Revenue
(Christi Health System)	5.50	11/15/26	7,000,000	7,369,040
Wyandotte County Kansas
City Unified Government,
Utility System Revenue
(Insured; AMBAC)	5.60	9/1/23	12,010,000	13,789,041
Kentucky—.5%
Mount Sterling,
LR (Kentucky League
Cities Funding)	6.10	3/1/18	7,955,000	9,327,953
Maryland—.7%
Maryland Community Development
Administration, Department of
Housing and Community
Development	7.71	7/1/39	5,000,000 [a,b]	5,276,650
Maryland Economic Development
Corp., Student Housing
Revenue (Frostburg State
University Project)	6.25	10/1/33	8,580,000	8,853,874
Massachusetts—2.6%
Massachusetts	7.81	2/1/10	10,000,000 [a,b,c] 11,711,900
Massachusetts,
Special Obligation Dedicated
Tax Revenue (Insured; FGIC)	5.25	1/1/14	5,000,000 [c]	5,465,000
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.00	7/1/22	10,200,000	11,048,334
Massachusetts Bay Transportation
Authority, Senior Sales
Tax Revenue	5.25	7/1/29	10,000,000	11,459,600
Massachusetts Housing Finance
Agency, SFHR	7.13	6/1/25	1,405,000	1,406,545
Massachusetts Municipal Wholesale
Electric Co., Power Supply
System Revenue (Nuclear
Project Number 4 Issue)
(Insured; MBIA)	5.25	7/1/13	10,000,000	10,813,100

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan—.8%
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	7,500,000	8,306,175
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	4,405,000	4,404,471
The Economic Development Corp. of
the County of Gratiot, Limited
Obligation EDR (Danly Die
Set Project)	7.63	4/1/07	3,200,000	3,199,872
Minnesota—1.0%
Minneapolis and Saint Paul
Metropolitan Airports
Commission, Airport Revenue
(Insured; FGIC)	5.75	1/1/10	5,000,000 [c]	5,381,400
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	11,000,000	12,122,550
Shakopee Health Care Facilities,
Revenue (Saint Francis
Regional Medical Center)	5.25	9/1/34	3,000,000	3,120,750
Missouri—.9%
Missouri Higher Education Loan
Authority, Student Loan Revenue	6.75	2/15/09	11,500,000	11,537,720
Saint Louis,
Airport Revenue (Airport
Development Program)
(Insured; MBIA)	5.63	7/1/11	5,000,000 [c]	5,441,750
Nebraska—2.0%
Omaha Public Power District,
Electric Revenue	5.50	2/1/14	37,300,000	40,641,334
Nevada—.9%
Clark County,
IDR (Nevada Power Co. Project)	5.60	10/1/30	3,000,000	3,003,600
Clark County,
IDR (Nevada Power Co. Project)	5.90	11/1/32	15,000,000	15,005,700

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Hampshire—1.1%
New Hampshire Business Finance
Authority, PCR (Public Service
Co.) (Insured; MBIA)	6.00	5/1/21	15,500,000	16,344,905
New Hampshire Housing Finance
Authority, Multi-Family Housing	7.55	7/1/13	1,270,000	1,386,027
New Hampshire Housing Finance
Authority, Single Family
Mortgage Acquisition Revenue	5.00	7/1/31	3,120,000	3,153,415
New Hampshire Housing Finance
Authority, Single Family
Residential Mortgage	6.85	1/1/25	1,235,000	1,237,223
New Jersey—10.8%
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	9,505,000	10,004,963
Garden State Preservation Trust,
Open Space and Farmland
Preservation (Insured; FSA)	5.25	11/1/21	6,000,000	6,820,620
New Jersey Economic Development
Authority, Cigarette Tax
Revenue	5.50	6/15/24	12,120,000	12,709,396
New Jersey Economic Development
Authority, Cigarette Tax
Revenue	5.50	6/15/31	9,865,000	10,351,739
New Jersey Economic Development
Authority, PCR (Public Service
Electric and Gas Co. Project)
(Insured; MBIA)	6.40	5/1/32	32,040,000	32,243,134
New Jersey Economic Development
Authority, School Facilities
Construction Revenue
(Insured; FSA)	5.50	9/1/25	10,000,000	11,740,700
New Jersey Transit Corp.,
Master Lease Agreement, COP,
Federal Transit Administration
Grants (Insured; AMBAC)	5.75	9/15/10	15,000,000 [c]	16,222,500

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Transportation Trust
Fund Authority (Insured; FSA)	7.80	6/15/12	12,330,000 [a,b]	15,375,757
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.75	6/15/18	7,750,000	8,962,953
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.75	6/15/20	12,645,000	14,759,497
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.25	12/15/21	17,000,000	19,007,870
New Jersey Transportation Trust
Fund Authority (Transportation
System)	5.50	12/15/22	20,000,000	22,979,600
New Jersey Turnpike Authority,
Turnpike Revenue
(Insured; MBIA)	7.28	1/1/17	15,000,000 [a,b]	16,895,850
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	6.75	6/1/39	3,000,000	3,368,520
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/41	12,065,000	13,757,720
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Revenue
(Senior Lien) (Insured; MBIA)	5.25	6/15/20	8,000,000	8,674,240
New Mexico Mortgage Financing
Authority	6.80	1/1/26	1,375,000	1,414,504
New York—17.1%
Long Island Power Authority,
Electric System Revenue
(Insured; FSA)	5.50	12/1/12	10,000,000	11,057,300
Long Island Power Authority,
Electric System Revenue
(Insured; FSA)	5.50	12/1/13	25,860,000	28,913,290
Metropolitan Transportation
Authority, State Service
Contract	5.75	1/1/18	17,025,000	19,625,228

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Nassau County Industrial
Development Agency, IDR
(Keyspan-Glenwood Energy
Center, LLC Project)	5.25	6/1/27	10,000,000	10,358,100
New York City	5.75	3/1/18	14,185,000	15,619,104
New York City	5.00	8/1/21	10,000,000	10,502,800
New York City	5.00	12/1/22	5,000,000	5,253,000
New York City	5.25	8/15/24	18,500,000	19,795,370
New York City	5.00	8/1/28	18,125,000	19,027,806
New York City
(Insured; MBIA)	5.50	5/15/09	11,180,000 [c]	11,855,048
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center, LLC Project)	6.50	3/1/35	10,000,000	10,692,000
New York City Industrial
Development Agency, PILOT
Revenue (Queens Baseball
Stadium Project)
(Insured; AMBAC)	5.00	1/1/46	7,000,000	7,328,160
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.50	8/1/16	10,360,000	11,643,397
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	14,000,000	16,557,240
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.75	2/15/10	5,100,000 [c]	5,511,264
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	5.75	2/15/10	11,910,000 [c]	12,870,422
New York City Transitional Finance
Authority, Future Tax
Secured Revenue	6.78	5/1/10	14,550,000 [a,b,c] 16,762,037

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue
(City University)	7.50	7/1/10	3,560,000	3,848,858
New York State Dormitory
Authority, Revenue (New York
University) (Insured; MBIA)	5.75	7/1/27	8,000,000	9,566,720
New York State Dormitory
Authority, Revenue (State
University Educational
Facilities) (Insured; FGIC)	5.50	5/15/13	20,350,000	22,481,052
New York State Dormitory
Authority, Revenue (Upstate
Community Colleges)
(Insured; FGIC)	5.50	7/1/21	7,345,000	8,536,873
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund (Insured; AMBAC)	5.50	4/1/20	15,060,000	17,434,962
Port Authority of New York and New
Jersey (Consolidated Bonds,
136th Series) (Insured; MBIA)	5.00	11/1/19	12,595,000	13,353,219
Port Authority of New York and New
Jersey (Consolidated Bonds,
142nd Series)	5.00	7/15/18	10,970,000	11,784,413
Triborough Bridge and Tunnel
Authority, General Purpose Revenue	5.50	1/1/09	20,000,000 [c]	20,890,000
North Carolina—1.3%
Charlotte	5.25	2/1/15	9,380,000	9,773,960
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; AMBAC)	5.00	1/1/20	14,000,000	14,962,640
North Carolina Housing Finance
Agency, Single Family Revenue	6.50	9/1/26	1,520,000	1,555,629
Oklahoma—.4%
Claremore Industrial and
Redevelopment Authority, EDR
(Yuba Project)	8.38	7/1/11	7,500,000	7,523,475
Pennsylvania—1.2%
Lehman Municipal Trust Receipts
(Pennsylvania Economic
Development Financing
Authority)	7.70	6/1/31	6,000,000 [a,b]	6,518,520

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Montgomery County Industrial
Development Authority,
Mortgage Revenue (Whitemarsh
Continuing Care Retirement
Community Project)	6.25	2/1/35	5,805,000	6,171,179
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	10,000,000	10,742,100
South Carolina—1.2%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.88	12/1/12	4,000,000 [c]	4,513,760
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	5.00	12/1/23	15,000,000	15,830,250
South Carolina Housing Finance and
Development Authority,
Mortgage Revenue	6.70	7/1/27	1,610,000	1,627,887
South Carolina Housing Finance and
Development Authority,
Mortgage Revenue
(Collateralized; FHA)	6.75	7/1/26	935,000	936,169
Tennessee—.6%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	5.50	7/1/36	10,525,000	11,159,973
Texas—7.8%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc.
Project)	7.50	12/1/29	13,000,000	13,036,140
Brazos River Authority,
PCR (TXU Electric Co. Project)	5.75	11/1/11	11,500,000	12,216,795
Brazos River Authority,
PCR (TXU Energy Co. LLC
Project)	6.75	10/1/38	5,790,000	6,527,183

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport,
Facility Improvement Corp.
Revenue (American
Airlines Inc.)	7.25	11/1/30	8,250,000	8,248,762
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport,
Facility Improvement Corp.,
Revenue (Bombardier Inc.)	6.15	1/1/16	5,865,000	5,930,101
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Improvement Revenue
(Insured; FGIC)	5.75	11/1/14	15,070,000	16,322,016
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Joint
Improvement Revenue
(Insured; FGIC)	5.75	11/1/15	10,000,000	10,772,700
Harris County Hospital District,
Mortgage Revenue
(Insured; AMBAC)	7.40	2/15/10	1,135,000	1,197,243
Harris County Hospital District,
Mortgage Revenue
(Insured; AMBAC)	7.40	2/15/10	3,205,000	3,424,254
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Airport Improvement Projects)	5.70	7/15/29	2,000,000	1,923,300
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	6.75	7/1/21	10,000,000	10,508,800
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	7.00	7/1/29	5,800,000	6,156,990

20

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Houston,
Utilities System Revenue,
First Lien (Insured; FSA)	5.25	5/15/21	18,075,000	19,509,793
Tarrant County Health Facilities
Development Corp., Health
Resources System Revenue
(Insured; MBIA)	5.75	2/15/14	9,470,000	10,567,857
Texas Transportation Commission,
GO (Mobility Fund)	5.00	4/1/27	13,700,000	14,386,781
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	12,000,000	13,149,480
Virginia—.6%
Tobacco Settlement Financing Corp.
of Virginia, Tobacco
Settlement Asset-Backed Bonds	5.50	6/1/26	11,500,000	11,943,785
Washington—3.0%
Bellevue
(Insured; MBIA)	5.50	12/1/39	12,000,000	13,262,400
Seattle,
Municipal Light and Power
Revenue, Improvement
(Insured; FSA)	5.50	3/1/13	11,585,000	12,435,687
Seattle,
Municipal Light and Power
Revenue, Improvement
(Insured; FSA)	5.50	3/1/16	15,400,000	16,484,776
Tacoma,
Electric System Revenue
(Insured; FSA)	4.25	1/1/20	12,025,000	12,037,626
Tumwater Office Properties,
LR (Washington State
Office Building)	5.00	7/1/28	5,110,000	5,302,443
Wisconsin—2.2%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/28	25,000,000	27,945,500
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care)	5.63	2/15/29	9,725,000	10,120,030

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin (continued)
Wisconsin Health and Educational
Facilities Authority, Revenue
(FH Healthcare Development
Inc. Project)	6.25	11/15/09	5,000,000 [c]	5,428,550
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	1,000,000	1,053,680
U.S. Related—2.4%
Puerto Rico Commonwealth,
Public Improvement
(Insured; FGIC)	5.50	7/1/29	10,685,000	12,597,936
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue	6.00	7/1/10	20,050,000 [c]	21,906,029
Puerto Rico Infrastructure
Financing Authority, Special
Obligation	5.50	10/1/32	7,000,000	7,510,370
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	23,150,000	5,890,055
Total Long-Term
Municipal Investments
(cost $1,856,877,874)			1,957,479,342

Short-Term Municipal Investments—.9%

Michigan—.3%
Eastern Michigan University Board
of Regents, General Revenue,
Refunding (Insured; XLCA and
Liquidity Facility; Dexia
Credit Locale)	3.55	9/1/06	8,085,000 [e]	8,085,000
Oklahoma—.2%
Oklahoma Industries Authority,
Revenue (Obligated Group
consisting of INTEGRIS Baptist
Medical Center, Inc., INTEGRIS
Rural Health, Inc. and INTEGRIS
South Oklahoma City Hospital Corp.)
(Insured; MBIA and Liquidity
Facility; JPMorgan Chase Bank)	3.55	9/1/06	3,000,000 [e]	3,000,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—.2%
Allegheny County Industrial
Development Authority, Senior
Health and Housing Facilities
Revenue, Refunding (Longwood
at Oakmont, Inc.) (Insured;
Radian Group and Liquidity
Facility; Bank of America)	3.58	9/1/06	2,600,000 [e]	2,600,000
Geisinger Authority,
Health System Revenue
(Geisinger Health System)
(Liquidity Facility; Wachovia Bank)	3.54	9/1/06	1,000,000 [e]	1,000,000
Texas—.2%
Harris County Health Facilities
Development Corp., Revenue
(Young Men's Christian
Association of the Greater
Houston Area) (LOC; JPMorgan
Chase Bank)	3.55	9/1/06	3,800,000 [e]	3,800,000
Total Short-Term
Municipal Investments
(cost $18,485,000)				18,485,000

Total Investments (cost $1,875,362,874)			99.6%	1,975,964,342

Cash and Receivables (Net)			.4%	8,357,739

Net Assets			100.0%	1,984,322,081

[a] Inverse floater security—the interest rate is subject to change periodically.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities amounted to $111,981,704 or 5.6% of net assets.
[c] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Purchased on a delayed delivery basis.
[e] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 23

STATEMENT OF INVESTMENTS (continued)

24

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

AAA		Aaa		AAA	42.3
AA		Aa		AA	22.3
A		A		A	12.8
BBB		Baa		BBB	12.6
BB		Ba		BB	2.8
B		B		B	2.5
CCC		Caa		CCC	1.4
F1		MIG1/P1		SP1/A1	.8
Not Rated [f]		Not Rated [f]		Not Rated [f]	2.5
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities-See Statement of Investments	1,875,362,874	1,975,964,342
Interest receivable		26,056,012
Receivable for investment securities sold		12,644,687
Receivable for shares of Common Stock subscribed		80,665
Prepaid expenses		24,863
		2,014,770,569

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,102,446
Payable for investment securities purchased		27,111,295
Cash overdraft due to Custodian		1,060,164
Payable for shares of Common Stock redeemed		1,003,288
Accrued expenses		171,295
		30,448,488

Net Assets ($)		1,984,322,081

Composition of Net Assets ($):
Paid-in capital		2,005,083,403
Accumulated net realized gain (loss) on investments		(121,362,790)
Accumulated net unrealized appreciation
(depreciation) on investments		100,601,468

Net Assets ($)		1,984,322,081

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		167,311,738
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		11.86

See notes to financial statements.

26

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Interest Income	101,902,616
Expenses:
Management fee—Note 3(a)	12,045,296
Shareholder servicing costs—Note 3(b)	1,930,210
Directors' fees and expenses—Note 3(c)	134,554
Custodian fees	103,925
Professional fees	73,231
Prospectus and shareholders' reports	46,929
Registration fees	22,641
Loan commitment fees—Note 2	15,932
Miscellaneous	73,714
Total Expenses	14,446,432
Less—reduction in custody fees due to
earnings credit—Note 1(b)	(36,111)
Net Expenses	14,410,321
Investment Income—Net	87,492,295

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,013,651
Net unrealized appreciation (depreciation) on investments	(37,256,710)
Net Realized and Unrealized Gain (Loss) on Investments	(26,243,059)
Net Increase in Net Assets Resulting from Operations	61,249,236

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	87,492,295	91,656,695
Net realized gain (loss) on investments	11,013,651	4,002,109
Net unrealized appreciation
(depreciation) on investments	(37,256,710)	25,182,394
Net Increase (Decrease) in Net Assets
Resulting from Operations	61,249,236	120,841,198

Dividends to Shareholders from ($):
Investment income—net	(87,414,073)	(91,581,370)

Capital Stock Transactions ($):
Net proceeds from shares sold	86,763,684	62,762,835
Dividends reinvested	57,030,220	58,892,433
Cost of shares redeemed	(218,542,758)	(208,983,964)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(74,748,854)	(87,328,696)
Total Increase (Decrease) in Net Assets	(100,913,691)	(58,068,868)

Net Assets ($):
Beginning of Period	2,085,235,772	2,143,304,640
End of Period	1,984,322,081	2,085,235,772

Capital Share Transactions (Shares):
Shares sold	7,370,621	5,276,758
Shares issued for dividends reinvested	4,847,387	4,949,895
Shares redeemed	(18,587,121)	(17,581,631)
Net Increase (Decrease) in Shares Outstanding	(6,369,113)	(7,354,978)

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.01	11.84	11.51	11.82	12.32
Investment Operations:
Investment income—net [a]	.51	.52	.48	.54	.61
Net realized and unrealized
gain (loss) on investments	(.15)	.17	.34	(.31)	(.50)
Total from Investment Operations	.36	.69	.82	.23	.11
Distributions:
Dividends from
investment income—net	(.51)	(.52)	(.49)	(.54)	(.61)
Net asset value, end of period	11.86	12.01	11.84	11.51	11.82

Total Return (%)	3.14	5.94	7.20	1.91	.99

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.72	.72	.72	.71
Ratio of net expenses
to average net assets	.72	.68	.68	.72	.71
Ratio of net investment income
to average net assets	4.35	4.36	4.12	4.56	5.14
Portfolio Turnover Rate	36.31	29.74	47.77	61.20	49.25

Net Assets, end of period
($ x 1,000)	1,984,322	2,085,236	2,143,305	2,312,997	2,497,199

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration

30

of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $267,293, accumulated capital losses $121,547,904 and unrealized appreciation $100,786,582.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, $25,873,198 of the carryover expires in fiscal 2009, $11,793,725 expires in fiscal 2010, $34,182,166 expires in fiscal 2011 and $49,698,815 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005, were as follows: tax exempt income of $87,414,073 and $91,581,370.

During the period ended August 31,2006,as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $78,222, increased accumulated net realized gain (loss)

32

on investments by $185,115 and decreased paid-in capital by $106,893. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2006, the fund was charged $1,142,377 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $591,280 pursuant to the transfer agency agreement.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,005,551, chief compliance officer fees $1,895 and transfer agency per account fees $95,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days of their issuance, subject to exceptions, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2006, redemption fees charged and retained by the fund amounted to $654.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $715,816,192 and $778,388,518, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $1,875,177,760; accordingly, accumulated net unrealized appreciation on investments was $100,786,582, consisting of $101,065,021 gross unrealized appreciation and $278,439 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (one of the funds comprising Dreyfus Bond Funds, Inc), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned August 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 10, 2006

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all dividends paid from investment income-net during its fiscal year ended August 31, 2006 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
William Hodding Carter III (71)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1,
2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, Emeritus Director
• The Enterprise Corporation of the Delta, Director
No. of Portfolios for which Board Member Serves: 12
———————
Ehud Houminer (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 39

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (66)
Board Member (1987)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 12
———————
Hans C. Mautner (68)
Board Member (1987)
Principal Occupation During Past 5 Years:
• President–International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
No. of Portfolios for which Board Member Serves: 12
———————
Robin A. Melvin (42)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Director, Boisi Family foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 12
———————
John E. Zuccotti (69)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 12

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

38

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

40

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0054AR0806

Dreyfus Premier High Income Fund

ANNUAL REPORT August 31, 2006

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
32	Notes to Financial Statements
40	Report of Independent Registered
Public Accounting Firm
41	Important Tax Information
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier High Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier High Income Fund, covering the 12-month period from September 1, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. A cooling housing market appeared to confirm this view.The Fed also suggested that, despite the recent upward trend stemming from greater resource utilization and higher commodity prices, inflation is expected to subside from current levels.

Most sectors of the U.S. fixed-income market rallied in the wake of the Fed's announcement,including high-yield bonds.Fixed-income investors apparently are optimistic that high energy prices and moderating home values may wring the adverse effects of excessive speculation from the market. Moreover, in our judgment, low default rates and moderate U.S. economic growth should help support high-yield bond prices relative to other fixed-income market sectors.As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains properly diversified and aligned with your current and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Mark Shenkman, Chief Investment Officer

Shenkman Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier High Income Fund perform relative to its benchmark?

During the 12-month reporting period ended August 31, 2006, the fund achieved total returns of 4.50% for Class A shares, 4.05% for Class B shares, 3.80% for Class C shares and 4.85% for Class R shares.1 For the same period, the fund's benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"), produced a 4.87% total return.2

Despite rising interest rates and recent reports of slower economic growth, high yield bonds generally continued to produce attractive total returns as default rates hovered near historical lows and investors' appetite for income did not change. The fund's returns were lower than its benchmark, which were attributable in part to security selection within certain volatile industry sectors, as well as to fund fees and expenses to which the Index is not subject.

What is the fund's investment approach?

The fund seeks to maximize total return consistent with capital preservation and prudent risk management.To pursue its goal, the fund generally invests at least 80% of its assets in bonds rated below investment grade.The high yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities.The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities and money market instruments.

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for credit-rating upgrades. Using a "bottom-up," fundamental analysis, we seek to maximize returns consistent with minimizing default risk through broad

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

diversification, direct communication with management and monitoring all issuers on a systematic basis.We generally avoid investing in industries or issuers that we believe have a high risk of default.

What other factors influenced the fund's performance?

The U.S. economy continued to grow at a sustainable pace over the final months of 2005, despite headwinds such as volatile energy prices and rising borrowing costs. As a result, fixed-income investors appeared relatively unconcerned about credit risks, which helped to support returns in the more credit-sensitive areas of the bond market. In this environment, and as it had since June 2004, the Federal Reserve Board (the "Fed") continued to raise short-term interest rates.

The U.S. economy gained momentum in the first quarter of 2006, as the unemployment rate fell to multi-year lows. However, investor sentiment changed dramatically in May 2006, when hawkish comments from Fed members sparked concern that interest rates might move higher than previously expected, potentially stifling economic growth. At the same time, resurgent commodity prices fueled renewed inflation concerns and created heightened market volatility. However, high yield bonds generally weathered the volatility well, as robust investor demand for a relatively limited supply of securities supported prices.

Inflation concerns subsequently eased, when evidence of a softening housing market and moderating employment gains indicated that the economy might be slowing. The Fed lent credence to this view in early August, when it refrained from raising short-term interest rates for the first time in more than two years. Bonds, including high yield securities, rallied as investors anticipated the Fed's pause in July and reacted to it in August.

Our security selection strategy helped the fund participate in the market's advance among the industries in which it was invested, despite the fund's higher-quality credit profile compared to the Index. Areas of emphasis during the reporting period included the telecommunications, media/cable and support services sectors, all of which ranked among the market's top performers. In addition, the fund benefited

4

from its relatively light exposure to bonds issued by home building companies and utilities, which lagged the averages.

On the other hand, the fund did not invest in bonds from airlines, which rebounded despite ongoing fundamental problems.The performance of airline bonds helped drive the Index higher. Conversely, the fund's holdings in bonds issued by energy companies did not perform as well as the Index's energy holdings.

What is the fund's current strategy?

Recent signs have indicated that the U.S. economic and credit cycles may be moving toward their next phases.This suggests that the era of "easy credit" may be ending, which could make market conditions more challenging for weaker credits. As investors become more risk-averse, they may take a harder look at high yield bonds with questionable deal structures or lax covenants.

In contrast, we expect market conditions to remain favorable for high yield bonds from issuers with positive cash flows and earnings. High yield market fundamentals appear to remain strong, and supply-and-demand factors are positive. We therefore have increased the fund's focus on better-quality issuers that we believe have the ability to withstand slower economic growth, and we have de-emphasized discounted bonds from lower-rated issuers. In our view, these are prudent strategies given the potential shift in the credit cycle.

September 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier High Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the Merrill Lynch U.S. High Yield Master II Constrained Index

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus Premier High Income Fund on 1/31/03 (inception date) to a $10,000 investment made in the Merrill Lynch U.S. High Yield Master II Constrained Index (the " Index"). All dividends and capital gain distributions are reinvested. The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/06

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	1/31/03	(0.20)%	7.26%
without sales charge	1/31/03	4.50%	8.65%
Class B shares
with applicable redemption charge †	1/31/03	0.15%	7.42%
without redemption	1/31/03	4.05%	8.11%
Class C shares
with applicable redemption charge ††	1/31/03	2.83%	7.82%
without redemption	1/31/03	3.80%	7.82%
Class R shares	1/31/03	4.85%	8.99%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Income Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.90	$ 8.54	$ 9.70	$ 4.28
Ending value (after expenses)	$1,018.50	$1,016.70	$1,015.40	$1,020.20

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.90	$ 8.54	$ 9.70	$ 4.28
Ending value (after expenses)	$1,019.36	$1,016.74	$1,015.58	$1,020.97

† Expenses are equal to the fund's annualized expense ratio of 1.16% for Class A, 1.68% for Class B, 1.91% for Class C and .84% for Class R; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2006
	Coupon	Maturity	Principal
Bonds and Notes—91.7%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—2.2%
Aviall,
Sr. Notes	7.63	7/1/11	2,075,000	2,183,937
BE Aerospace,
Sr. Sub. Notes, Ser. B	8.88	5/1/11	1,000,000	1,047,500
DI Finance/DynCorp International,
Sr. Sub. Notes, Ser. B	9.50	2/15/13	1,278,000	1,325,925
DRS Technologies,
Gtd. Notes	7.63	2/1/18	1,500,000	1,507,500
K & F Acquisition,
Gtd. Notes	7.75	11/15/14	1,500,000	1,500,000
				7,564,862
Auto Loan—1.6%
Ford Motor Credit,
Notes	6.63	6/16/08	1,500,000	1,475,696
Ford Motor Credit,
Notes	9.96	4/15/12	2,500,000 [a]	2,646,333
GMAC,
Notes	6.75	12/1/14	1,450,000	1,392,245
				5,514,274
Auto Parts—1.0%
Goodyear Tire & Rubber,
Notes	7.86	8/15/11	2,000,000	1,940,000
United Components,
Sr. Sub. Notes	9.38	6/15/13	1,400,000	1,372,000
				3,312,000
Broadcasting & Media—2.3%
Allbritton Communications,
Sr. Sub. Notes	7.75	12/15/12	1,500,000	1,490,625
LIN Television,
Gtd. Notes, Ser. B	6.50	5/15/13	1,500,000	1,391,250
Nexstar Finance,
Sr. Sub. Notes	7.00	1/15/14	1,000,000	900,000
Radio One,
Gtd. Notes	6.38	2/15/13	1,000,000	910,000
Salem Communications,
Gtd. Notes	7.75	12/15/10	1,000,000	1,001,250
Sinclair Broadcast Group,
Gtd. Notes	8.00	3/15/12	2,000,000	2,035,000
				7,728,125

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Building Materials—1.9%
Goodman Global Holdings,
Sr. Sub. Notes	7.88	12/15/12	1,250,000	1,178,125
Interface,
Gtd. Notes	7.30	4/1/08	1,200,000	1,207,500
Interface,
Sr. Sub. Notes	9.50	2/1/14	1,000,000	1,032,500
Interface,
Sr. Sub. Notes	10.38	2/1/10	1,000,000	1,093,750
Jacuzzi Brands,
Scd. Notes	9.63	7/1/10	1,000,000	1,065,000
THL Buildco,
Sr. Sub. Notes	8.50	9/1/14	1,000,000	935,000
				6,511,875
Cable & Media—7.3%
Cablevision Systems,
Sr. Notes, Ser. B	8.00	4/15/12	500,000	505,000
Cablevision Systems,
Sr. Notes, Ser. B	9.62	4/1/09	2,500,000 [a]	2,678,125
CSC Holdings,
Sr. Notes	7.88	12/15/07	500,000	510,625
EchoStar Communications,
Sub. Notes	5.75	5/15/08	3,000,000	3,015,000
Insight Communications,
Sr. Discount Notes	12.25	2/15/11	2,000,000 [a]	2,130,000
Insight Midwest LP/Insight
Capital, Sr. Notes	9.75	10/1/09	800,000	816,000
Insight Midwest LP/Insight
Capital, Sr. Notes	10.50	11/1/10	1,300,000	1,371,500
Kabel Deutschland,
Gtd. Notes	10.63	7/1/14	2,500,000 [b]	2,687,500
Lodgenet Entertainment,
Sr. Sub. Debs.	9.50	6/15/13	2,500,000	2,693,750
Mediacom Broadband,
Sr. Notes	8.50	10/15/15	2,000,000	1,990,000
Mediacom/Mediacom Capital,
Sr. Notes	9.50	1/15/13	1,500,000	1,548,750
NTL Cable,
Sr. Notes	9.13	8/15/16	2,000,000	2,080,000

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Cable & Media (continued)
Telenet Group Holding,
Discount Notes	11.50	6/15/14	2,500,000 [b,c]	2,162,500
Videotron Ltee,
Gtd. Notes	6.38	12/15/15	500,000	470,625
Videotron Ltee,
Gtd. Notes	6.88	1/15/14	250,000	246,562
				24,905,937
Chemicals—2.6%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	1,000,000	1,060,000
Equistar Chemicals/Funding,
Sr. Notes	10.63	5/1/11	750,000	810,000
Huntsman International,
Gtd. Notes	10.13	7/1/09	916,000	938,900
Ineos Group Holdings,
Notes	8.50	2/15/16	750,000 [b]	716,250
Lyondell Chemical,
Gtd. Notes	9.50	12/15/08	294,000	304,290
Lyondell Chemical,
Gtd. Notes	10.88	5/1/09	1,000,000	1,025,000
Nalco,
Sr. Sub. Notes	8.88	11/15/13	2,000,000	2,070,000
Rhodia,
Sr. Sub Notes	8.88	6/1/11	500,000	513,750
Rhodia,
Sr. Notes	10.25	6/1/10	650,000	716,625
Rockwood Specialties Group,
Sub. Notes	7.50	11/15/14	500,000	493,750
Rockwood Specialties Group,
Sr. Sub. Notes	10.63	5/15/11	365,000	393,288
				9,041,853
Consumer Products—4.9%
American Achievement,
Sr. Sub. Notes	8.25	4/1/12	1,500,000	1,496,250
Central Garden and Pet,
Gtd. Notes	9.13	2/1/13	650,000	676,000
Chattem,
Sr. Sub. Notes	7.00	3/1/14	1,000,000	960,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Consumer Products (continued)
Da-Lite Screen,
Sr. Notes	9.50	5/15/11	1,500,000	1,582,500
Jafra Cosmetics
International/Distribuidora
Comerical Jafra, Gtd. Notes	10.75	5/15/11	1,307,000	1,418,095
Alltrista,
Gtd. Notes	9.75	5/1/12	1,500,000	1,560,000
Leslie's Poolmart,
Sr. Notes	7.75	2/1/13	2,000,000	1,980,000
Playtex Products,
Gtd. Notes	9.38	6/1/11	2,000,000	2,100,000
Simmons Bedding,
Sr. Sub. Notes	7.88	1/15/14	2,000,000	1,940,000
Jostens,
Gtd. Notes	7.63	10/1/12	2,000,000	1,970,000
Visant Holding,
Sr. Notes	8.75	12/1/13	1,000,000 [b]	985,000
				16,667,845
Environmental—1.5%
Allied Waste North America,
Scd. Notes	7.13	5/15/16	1,000,000 [b]	977,500
Allied Waste North America,
Sr. Notes, Ser. B	7.38	4/15/14	1,000,000	982,500
Casella Waste Systems,
Sr. Sub. Notes	9.75	2/1/13	1,500,000	1,578,750
Waste Connections,
Sr. Notes	3.75	4/1/26	1,750,000	1,741,250
				5,280,000
Food & Beverages—2.2%
B & G Foods,
Sr. Notes	8.00	10/1/11	1,000,000	1,020,000
Del Monte,
Gtd. Notes	6.75	2/15/15	500,000	477,500
Del Monte,
Sr. Sub. Notes	8.63	12/15/12	2,000,000	2,102,500
Michael Foods,
Sr. Sub. Notes	8.00	11/15/13	1,750,000	1,793,750
Pinnacle Foods Holding,
Sr. Sub. Notes	8.25	12/1/13	2,000,000	1,975,000
				7,368,750

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Food & Drugs—1.2%
Rite Aid,
Notes	4.75	12/1/06	1,000,000	1,000,000
Rite Aid,
Notes	7.13	1/15/07	1,000,000	1,007,500
Rite Aid,
Scd. Notes	8.13	5/1/10	1,250,000	1,260,937
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	750,000	751,875
				4,020,312
Gaming—6.8%
American Casino & Entertainment
Properties, Scd. Notes	7.85	2/1/12	1,500,000	1,526,250
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	1,000,000	947,500
Boyd Gaming,
Sr. Sub. Notes	7.75	12/15/12	1,000,000	1,007,500
Chukchansi Economic Development
Authority, Sr. Notes	8.00	11/15/13	650,000 [b]	659,750
Hard Rock Hotel,
Notes	8.88	6/1/13	2,100,000	2,265,375
Herbst Gaming,
Gtd. Notes	7.00	11/15/14	2,250,000	2,176,875
Isle of Capri Casinos,
Sr. Sub. Notes	7.00	3/1/14	1,000,000	955,000
Isle of Capri Casinos,
Gtd. Notes	9.00	3/15/12	1,500,000	1,576,875
Kerzner International,
Sr. Sub. Notes	6.75	10/1/15	1,400,000	1,505,000
Mandalay Resort Group,
Sr. Sub. Notes	9.38	2/15/10	500,000	530,625
MGM Mirage,
Sr. Notes	6.88	4/1/16	1,000,000 [b]	953,750
MGM Mirage,
Gtd. Notes	8.38	2/1/11	500,000	516,875
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	7.13	8/15/14	1,000,000	980,000
MTR Gaming Group,
Gtd. Notes, Ser. B	9.75	4/1/10	2,000,000	2,112,500
Pinnacle Entertainment,
Sr. Sub. Notes	8.25	3/15/12	2,350,000	2,373,500

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Gaming (continued)
Seneca Gaming,
Sr. Unscd. Notes, Ser. B	7.25	5/1/12	500,000	493,750
Seneca Gaming,
Sr. Notes	7.25	5/1/12	1,000,000	987,500
Station Casinos,
Sr. Sub. Notes	6.88	3/1/16	1,000,000	931,250
Station Casinos,
Sr. Notes	7.75	8/15/16	800,000	829,000
				23,328,875
Health Care—4.1%
Alderwoods Group,
Gtd. Notes	7.75	9/15/12	1,250,000	1,331,250
Angiotech Pharmaceuticals,
Sr. Sub. Notes	7.75	4/1/14	1,000,000 [b]	980,000
Carriage Services,
Gtd. Notes	7.88	1/15/15	1,750,000	1,706,250
Concentra Operating,
Gtd. Notes	9.13	6/1/12	1,000,000	1,046,250
DaVita,
Gtd. Notes	7.25	3/15/15	1,000,000	985,000
LifePoint Hospitals,
Sub. Notes	3.25	8/15/25	750,000	676,875
Omega Healthcare Investors,
Sr. Notes	7.00	4/1/14	1,100,000	1,086,250
Par Pharmaceutical Cos.,
Sr. Sub. Notes	2.88	9/30/10	1,500,000	1,351,875
Psychiatric Solutions,
Gtd. Notes	7.75	7/15/15	1,000,000	970,000
Triad Hospitals,
Sr. Sub. Notes	7.00	11/15/13	1,000,000	960,000
Warner Chilcott,
Gtd. Notes	8.75	2/1/15	1,000,000	1,005,000
Watson Pharmaceuticals,
Debs.	1.75	3/15/23	950,000	875,187
Wyeth,
Sr. Notes	5.11	1/15/24	1,000,000 [a]	1,071,800
				14,045,737

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Hotels—.7%
FelCor Lodging,
Gtd. Notes	8.50	6/1/11	750,000	796,875
Gaylord Entertainment,
Sr. Notes	8.00	11/15/13	1,500,000	1,530,000
				2,326,875
Leisure & Entertainment—.7%
Intrawest,
Sr. Notes	7.50	10/15/13	1,750,000	1,863,750
Town Sports International,
Gtd. Notes	9.63	4/15/11	481,000	508,657
				2,372,407
Manufacturing—1.6%
Blount,
Sr. Sub. Notes	8.88	8/1/12	750,000	754,688
Chart Industries,
Sr. Sub. Notes	9.13	10/15/15	1,750,000 [b]	1,828,750
Koppers,
Gtd. Notes	9.88	10/15/13	1,024,000	1,113,600
Mueller Group,
Sr. Sub. Notes	10.00	5/1/12	1,625,000	1,779,375
				5,476,413
Media/Diversified & Services—4.3%
Advanstar Communications,
Scd. Notes	10.75	8/15/10	1,550,000	1,681,750
Advanstar Communications,
Gtd. Notes, Ser. B	12.00	2/15/11	1,500,000	1,575,000
Hughes Network Systems/HNS
Finance, Sr. Notes	9.50	4/15/14	1,500,000 [b]	1,530,000
Intelsat Bermuda,
Gtd. Notes	9.25	6/15/16	1,000,000 [b]	1,045,000
Intelsat Bermuda,
Sr. Notes	11.25	6/15/16	2,100,000 [b]	2,186,625
Intelsat Subsidiary Holding,
Gtd. Notes	10.48	1/15/12	2,500,000 [a]	2,550,000
Lamar Media,
Gtd. Notes	6.63	8/15/15	1,000,000	942,500

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media/Diversified &
Services (continued)
LBI Media,
Gtd. Notes	10.13	7/15/12	1,000,000	1,047,500
Quebecor Media,
Sr. Notes	7.75	3/15/16	2,000,000	1,990,000
				14,548,375
Mining & Metals—1.4%
Alpha Natural Resources/Capital,
Gtd. Notes	10.00	6/1/12	2,500,000	2,687,500
Foundation PA Coal,
Sr. Notes	7.25	8/1/14	2,000,000	1,955,000
				4,642,500
Non Food & Drug—3.3%
Affinity Group,
Sr. Sub. Notes	9.00	2/15/12	1,000,000	1,005,000
AutoNation,
Gtd. Notes	7.51	4/15/13	1,700,000 [a,b]	1,717,000
Buhrmann US,
Sr. Sub. Notes	8.25	7/1/14	2,000,000	2,010,000
Burlington Coat Factory Warehouse,
Sr. Notes	11.13	4/15/14	1,250,000 [b]	1,189,062
Nebraska Book,
Sr. Sub. Notes	8.63	3/15/12	1,000,000	917,500
Pantry,
Sr. Sub. Notes	7.75	2/15/14	1,500,000	1,485,000
Petro Stopping Centers/Financial,
Scd. Notes	9.00	2/15/12	1,000,000	1,010,000
Stripes Acquisition/Susser
Finance, Sr. Notes	10.63	12/15/13	2,000,000 [b]	2,110,000
				11,443,562
Oil & Gas—5.4%
Chesapeake Energy,
Gtd. Notes	6.50	8/15/17	500,000	466,250
Compton Petroleum Finance,
Gtd. Notes	7.63	12/1/13	2,000,000	1,960,000
Comstock Resources,
Sr. Notes	6.88	3/1/12	1,000,000	963,750

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas (continued)
Copano Energy,
Sr. Notes	8.13	3/1/16	1,000,000	1,017,500
Denbury Resources,
Gtd. Notes	7.50	4/1/13	1,250,000	1,268,750
Denbury Resources,
Sr. Sub. Notes	7.50	12/15/15	1,000,000	1,015,000
Dresser-Rand Group,
Gtd. Notes	7.38	11/1/14	2,423,000	2,344,253
Encore Acquisition,
Sr. Sub. Notes	6.00	7/15/15	1,500,000	1,398,750
Encore Acquisition,
Sr. Sub. Notes	6.25	4/15/14	750,000	708,750
Exco Resources,
Gtd. Notes	7.25	1/15/11	2,000,000	1,955,000
Hanover Compressor,
Gtd. Notes	7.50	4/15/13	1,250,000	1,253,125
Harvest Operations,
Sr. Notes	7.88	10/15/11	2,000,000	1,935,000
PetroHawk Energy,
Gtd. Notes	9.13	7/15/13	1,000,000 [b]	1,022,500
Whiting Petroleum,
Sr. Sub. Notes	7.25	5/1/13	1,000,000	992,500
				18,301,128
Packaging—1.5%
BWAY,
Sr. Sub. Notes	10.00	10/15/10	1,000,000	1,055,000
Crown Americas/Capital,
Sr. Notes	7.63	11/15/13	2,000,000	2,020,000
Owens-Illinois,
Sr. Notes	7.35	5/15/08	1,000,000	1,005,000
Silgan Holdings,
Sr. Sub. Notes	6.75	11/15/13	1,000,000	982,500
				5,062,500
Paper & Forest Products—3.4%
Abitibi-Consolidated,
Notes	5.25	6/20/08	1,000,000	960,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Paper & Forest Products (continued)
Abitibi-Consolidated,
Notes	8.83	6/15/11	500,000 [a]	495,000
Abitibi-Consolidated Finance,
Gtd. Notes	7.88	8/1/09	500,000	495,000
Boise Cascade,
Gtd. Notes	8.38	10/15/12	1,000,000 [a]	1,010,000
Catalyst Paper,
Sr. Notes	7.38	3/1/14	2,000,000	1,835,000
NewPage,
Scd. Notes	10.00	5/1/12	1,000,000	1,037,500
Smurfit Kappa Funding,
Sr. Notes	9.63	10/1/12	1,250,000	1,310,937
Smurfit-Stone Container
Enterprises, Sr. Notes	9.75	2/1/11	2,504,000	2,585,380
Verso Paper Holdings/Verson Paper,
Scd. Notes	9.24	8/1/14	750,000 [a,b]	759,375
Verso Paper Holdings/Verson Paper,
Sr. Sub. Notes	11.38	8/1/16	1,000,000 [b]	995,000
				11,483,192
Printing & Publishing—2.1%
CBD Media,
Gtd. Notes	8.63	6/1/11	1,000,000	985,000
CBD Media Holdings/Finance,
Sr. Notes	9.25	7/15/12	1,000,000	985,000
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B	9.88	8/15/13	488,000	526,430
Houghton Mifflin,
Sr. Sub. Notes	9.88	2/1/13	2,000,000	2,080,000
Morris Publishing Group,
Gtd. Notes	7.00	8/1/13	1,000,000	955,000
R.H. Donnelley,
Sr. Discount Notes, Ser. A-2	6.88	1/15/13	2,000,000	1,805,000
				7,336,430
Restaurants—.5%
Domino's,
Sr. Sub. Notes	8.25	7/1/11	1,500,000	1,560,000

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Support Services—7.0%
Ahern Rentals,
Gtd. Notes	9.25	8/15/13	1,500,000	1,530,000
Ashtead Capital,
Notes	9.00	8/15/16	1,650,000 [b]	1,691,250
Ashtead Holdings,
Scd. Notes	8.63	8/1/15	600,000 [b]	603,000
Avis Budget Car Rental/Finance,
Sr. Notes	7.91	5/15/14	2,000,000 [a,b]	1,965,000
Cardtronics,
Sr. Sub. Notes	9.50	8/15/13	1,250,000 [b]	1,268,750
Corrections Corp. of America,
Sr. Notes	7.50	5/1/11	1,500,000	1,539,375
Education Management,
Sr. Sub. Notes	10.25	6/1/16	1,000,000 [b]	995,000
FTI Consulting,
Sr. Sub. Notes	3.75	7/15/12	900,000	925,875
Hertz,
Sr. Notes	8.88	1/1/14	2,500,000 [b]	2,606,250
Hertz,
Sr. Sub. Notes	10.50	1/1/16	1,000,000 [b]	1,082,500
Iron Mountain,
Gtd. Notes	7.75	1/15/15	400,000	398,000
Iron Mountain,
Gtd. Notes	8.63	4/1/13	1,000,000	1,026,250
Mac-Gray,
Sr. Notes	7.63	8/15/15	1,250,000	1,275,000
Mobile Mini,
Sr. Notes	9.50	7/1/13	1,300,000	1,397,500
Mobile Services Group,
Sr. Notes	9.75	8/1/14	1,000,000 [b]	1,020,000
Neff Rental/Finance,
Scd. Notes	11.25	6/15/12	1,000,000 [b]	1,080,000
Norcross Safety Products/Capital,
Sr. Sub. Notes, Ser. B	9.88	8/15/11	1,000,000	1,055,000
United Rentals North America,
Sr. Sub. Notes	7.75	11/15/13	1,500,000	1,443,750

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Support Services (continued)
Williams Scotsman,
Gtd. Notes	8.50	10/1/15	1,000,000	1,020,000
				23,922,500
Technology—3.8%
Celestica,
Sr. Sub. Notes	7.63	7/1/13	500,000	493,750
IKON Office Solutions,
Sr. Notes	7.75	9/15/15	1,000,000	1,010,000
Lucent Technologies,
Debs.	6.45	3/15/29	2,000,000	1,715,000
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,500,000	1,556,250
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	2,500,000	2,565,625
Syniverse Technologies,
Sr. Sub. Notes, Ser. B	7.75	8/15/13	1,400,000	1,368,500
UGS,
Gtd. Notes	10.00	6/1/12	1,000,000	1,080,000
Vishay Intertechnology,
Sub. Notes	3.63	8/1/23	1,000,000	1,002,500
Xerox Capital Trust I,
Gtd. Cap. Secs	8.00	2/1/27	2,000,000	2,062,500
				12,854,125
Telecommunications—9.0%
AirGate PCS,
Gtd. Notes	9.26	10/15/11	2,250,000 [a]	2,311,875
American Cellular,
Sr. Notes, Ser. B	10.00	8/1/11	5,000,000	5,225,000
Centennial Cellular
Operating/Communications, Gtd.
Notes	10.13	6/15/13	800,000	848,000
Centennial Communications,
Sr. Notes	11.26	1/1/13	2,000,000 [a]	2,075,000
Centennial Communications/Cellular
Operating/Puerto Rico
Operations, Sr. Notes	8.13	2/1/14	1,750,000	1,710,625
Cincinnati Bell,
Gtd. Notes	7.00	2/15/15	1,000,000	980,000

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Cincinnati Bell,
Sr. Sub. Notes	8.38	1/15/14	2,500,000	2,521,875
LCI International,
Sr. Notes	7.25	6/15/07	1,000,000	1,005,000
Nordic Telephone Holdings,
Sr. Notes	8.88	5/1/16	3,500,000 [b]	3,657,500
Qwest,
Sr. Notes	7.50	10/1/14	1,900,000 [b]	1,942,750
Qwest,
Sr. Notes	7.63	6/15/15	250,000	257,813
Qwest,
Sr. Notes	8.58	6/15/13	1,000,000 [a]	1,081,250
Qwest Communications
International, Gtd. Notes	8.91	2/15/09	1,250,000 [a]	1,275,000
Rural Cellular,
Scd. Notes	8.25	3/15/12	1,000,000	1,030,000
Time Warner Telecom Holdings,
Gtd. Notes	9.25	2/15/14	2,000,000	2,090,000
UbiquiTel Operating,
Sr. Notes	9.88	3/1/11	1,000,000	1,092,500
Windstream,
Sr. Notes	8.63	8/1/16	1,500,000 [b]	1,593,750
				30,697,938
Textiles & Apparel—1.7%
Levi Strauss & Co.,
Sr. Unsub. Notes	10.26	4/1/12	1,850,000 [a]	1,919,375
Oxford Industries,
Sr. Notes	8.88	6/1/11	1,000,000	1,015,000
Perry Ellis International,
Sr. Sub. Notes, Ser. B	8.88	9/15/13	500,000	487,500
Phillips-Van Heusen,
Sr. Notes	7.25	2/15/11	500,000	501,250
Phillips-Van Heusen,
Sr. Notes	8.13	5/1/13	1,000,000	1,032,500
Warnaco,
Sr. Notes	8.88	6/15/13	1,000,000	1,027,500
				5,983,125

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Transportation—.6%
CHC Helicopter,
Sr. Sub. Notes	7.38	5/1/14	1,000,000	945,000
Gulfmark Offshore,
Gtd. Notes	7.75	7/15/14	1,250,000	1,250,000
				2,195,000
Utilities—5.1%
Amerigas Partners,
Sr. Unscd. Notes	7.25	5/20/15	1,500,000	1,481,250
Dynegy Holdings,
Debs.	7.13	5/15/18	500,000	443,750
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	2,400,000 [b]	2,376,000
Edison Mission Energy,
Sr. Notes	7.73	6/15/09	1,500,000	1,541,250
Edison Mission Energy,
Sr. Notes	7.75	6/15/16	1,000,000 [b]	1,005,000
Inergy/Finance,
Sr. Notes	6.88	12/15/14	1,500,000	1,428,750
Mirant Americas Generation,
Sr. Notes	8.30	5/1/11	1,000,000	1,005,000
Mirant North America,
Gtd. Notes	7.38	12/31/13	2,000,000	1,990,000
MSW Energy Holdings/Finance,
Scd. Notes	8.50	9/1/10	500,000	517,500
MSW Energy Holdings II/Finance II,
Gtd. Notes, Ser. B	7.38	9/1/10	1,000,000	1,010,000
NRG Energy,
Gtd. Notes	7.38	2/1/16	1,050,000	1,036,875
SEMCO Energy,
Sr. Notes	7.75	5/15/13	1,000,000	1,003,231
Suburban Propane Partners/Energy
Finance, Sr. Notes	6.88	12/15/13	1,000,000	962,500
Tennessee Gas Pipeline,
Debs.	7.50	4/1/17	1,500,000	1,559,240
				17,360,346
Total Bonds and Notes
(cost $312,244,930)				312,856,861

22

Preferred Stocks—1.9%	Shares	Value ($)

Auto Loan—1.2%
General Motors,
Conv., Ser. A, Cum. $1.125	174,681	4,279,685
Broadcasting & Media—.0%
Spanish Broadcasting System,
Ser. B, Cum. $107.515	1	698
Telecommunications—.7%
Crown Castle International,
Conv., Cum. $3.132	40,000	2,230,000
Total Preferred Stocks
(cost $6,127,339)		6,510,383

Other Investment—6.5%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $21,985,000)	21,985,000 [d]	21,985,000

Total Investments (cost $340,357,269)	100.1%	341,352,244
Liabilities, Less Cash and Receivables	(.1%)	(257,458)
Net Assets	100.0%	341,094,786

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, these securities amounted to $47,392,312 or 13.9% of net assets.
[c] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary †
	Value (%)		Value (%)

Corporate Bonds	91.7	Preferred Stocks	1.9
Money Market Investments	6.5		100.1

† Based on net assets. See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	318,372,269	319,367,244
Affiliated issuers	21,985,000	21,985,000
Dividends and interest receivable		6,089,610
Receivable for shares of Common Stock subscribed		104,369
Prepaid expenses		31,502
		347,577,725

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		395,319
Cash overdraft due to custodian		91,627
Payable for investment securities purchased		5,210,497
Payable for shares of Common Stock redeemed		681,705
Accrued expenses		103,791
		6,482,939

Net Assets ($)		341,094,786

Composition of Net Assets ($):
Paid-in capital		341,562,007
Accumulated undistributed
investment income—net		2,215,264
Accumulated net realized gain
(loss) on investments		(3,677,460)
Accumulated net unrealized appreciation
(depreciation) on investments		994,975

Net Assets ($)		341,094,786

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	159,159,939	59,191,828	102,211,180	20,531,839
Shares Outstanding	11,829,557	4,402,313	7,617,587	1,522,545

Net Asset Value Per Share ($)	13.45	13.45	13.42	13.49

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2006
Investment Income ($):
Income:
Interest	25,743,295
Cash dividends:
Unaffiliated issuers	486,605
Affiliated issuers	589,568
Total Income	26,819,468
Expenses:
Management fee—Note 3(a)	2,663,294
Distribution fees—Note 3(b)	1,223,857
Shareholder servicing costs—Note 3(c)	1,147,630
Registration fees	63,465
Professional fees	44,721
Prospectus and shareholders' reports	35,850
Custodian fees—Note 3(c)	29,302
Directors' fees and expenses—Note 3(d)	24,184
Commitment fees	2,939
Miscellaneous	47,716
Total Expenses	5,282,958
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(2,148)
Net Expenses	5,280,810
Investment Income—net	21,538,658

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,644,675
Net unrealized appreciation (depreciation) on investments	(9,927,115)
Net Realized and Unrealized Gain (Loss) on Investments	(7,282,440)
Net Increase in Net Assets Resulting from Operations	14,256,218

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations ($):
Investment income—net	21,538,658	24,448,576
Net realized gain (loss) on investments	2,644,675	1,036,037
Net unrealized appreciation
(depreciation) on investments	(9,927,115)	(1,048,173)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,256,218	24,436,440

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(10,910,556)	(12,173,960)
Class B shares	(4,227,391)	(4,404,439)
Class C shares	(7,673,888)	(8,989,731)
Class R shares	(1,115,692)	(843,201)
Total Dividends	(23,927,527)	(26,411,331)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	61,793,228	82,171,216
Class B shares	3,901,413	13,182,240
Class C shares	10,517,577	42,135,221
Class R shares	8,754,400	5,061,404
Dividends reinvested:
Class A shares	8,369,273	7,731,361
Class B shares	2,184,540	2,228,325
Class C shares	3,634,175	3,980,341
Class R shares	557,873	486,566
Cost of shares redeemed:
Class A shares	(69,138,619)	(111,560,493)
Class B shares	(15,352,841)	(14,423,072)
Class C shares	(48,987,737)	(59,949,019)
Class R shares	(2,088,522)	(3,149,062)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(35,855,240)	(32,104,972)
Total Increase (Decrease) in Net Assets	(45,526,549)	(34,079,863)

Net Assets ($):
Beginning of Period	386,621,335	420,701,198
End of Period	341,094,786	386,621,335
Undistributed investment income—net	2,215,264	2,258,973

26

	Year Ended August 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	4,576,250	5,893,179
Shares issued for dividends reinvested	620,206	558,541
Shares redeemed	(5,115,689)	(8,035,927)
Net Increase (Decrease) in Shares Outstanding	80,767	(1,584,207)

Class B [a]
Shares sold	288,337	945,418
Shares issued for dividends reinvested	161,203	160,934
Shares redeemed	(1,136,123)	(1,044,806)
Net Increase (Decrease) in Shares Outstanding	(686,583)	61,546

Class C
Shares sold	778,565	3,018,611
Shares issued for dividends reinvested	269,614	288,070
Shares redeemed	(3,631,537)	(4,340,256)
Net Increase (Decrease) in Shares Outstanding	(2,583,358)	(1,033,575)

Class R
Shares sold	650,481	364,516
Shares issued for dividends reinvested	41,360	35,011
Shares redeemed	(154,340)	(226,260)
Net Increase (Decrease) in Shares Outstanding	537,501	173,267

[a] During the period ended August 31, 2006, 65,239 Class B shares representing $883,487 were automatically converted to 65,225 Class A shares and during the period ended August 31, 2005, 66,274 Class B shares representing $913,627 were automatically converted to 66,249 Class A shares.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] From January 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

[a] From January 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.77	13.81	13.36	12.50
Investment Operations:
Investment income—net [b]	.76	.74	.81	.43
Net realized and unrealized
gain (loss) on investments	(.26)	.02	.45	.68
Total from Investment Operations	.50	.76	1.26	1.11
Distributions:
Dividends from investment income—net	(.85)	(.80)	(.81)	(.25)
Net asset value, end of period	13.42	13.77	13.81	13.36

Total Return (%) [c]	3.80	5.66	9.53	9.00[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.90	1.96	2.11[e]
Ratio of net expenses to average net assets	1.90	1.90	1.94	2.00[e]
Ratio of net investment income
to average net assets	5.64	5.33	5.82	5.64[e]
Portfolio Turnover Rate	54.43	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	102,211	140,505	155,189	75,962

[a] From January 31, 2003 (commencement of operations) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

		Year Ended August 31,

Class R Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.84	13.88	13.42	12.50
Investment Operations:
Investment income—net [b]	.92	.90	.94	.42
Net realized and unrealized
gain (loss) on investments	(.27)	.01	.46	.80
Total from Investment Operations	.65	.91	1.40	1.22
Distributions:
Dividends from investment income—net	(1.00)	(.95)	(.94)	(.30)
Net asset value, end of period	13.49	13.84	13.88	13.42

Total Return (%)	4.85	6.76	10.75	9.80[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.85	.90	1.35[d]
Ratio of net expenses to average net assets	.84	.84	.90	1.00[d]
Ratio of net investment income
to average net assets	6.75	6.41	6.92	6.11[d]
Portfolio Turnover Rate	54.43	62.54	62.65	21.71[c]

Net Assets, end of period ($ x 1,000)	20,532	13,634	11,265	2,048

[a] From January 31, 2003 (commencement of operations) to August 31, 2003. [b] Based on average shares outstanding at each month end. [c] Not annualized. [d] Annualized. See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Income Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to maximize total return consistent with capital preservation and prudent risk management. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Shenkman Capital Management, Inc. ("Shenkman") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective March 1, 2006, Class A shares of the fund may be purchased at net asset value ("NAV") without payment of a sales charge:

  By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the fund, or a Founders Asset Management LLC ("Founders") managed fund since on or before February 28, 2006. Founders is a wholly-owned subsidiary of the Distributor.

  With the cash proceeds from an investor's exercise of employmentrelated stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options.
  By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Effective on June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the fund on the ex-dividend date.The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On August 31, 2006, the Board of Directors declared a cash dividend per share of $.083 for Class A, $.076 for Class B, $.074 for Class C and $.087 for Class R from undistributed investment income-net, payable on September 1, 2006 (ex-dividend date) to shareholders of record as of the close of business on August 31, 2006.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,215,264, accumulated capital losses $2,210,721 and unrealized depreciation $471,764.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, $54,897 of the carryover expires in fiscal 2012 and $2,155,824 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2006 and August 31, 2005, were as follows: ordinary income of $23,927,527 and $26,411,331, respectively.

During the period ended August 31,2006,as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $2,345,160 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman, Dreyfus pays Shenkman a fee payable monthly at the annual rate of .30% of the value of the fund's average daily net assets.

During the period ended August 31, 2006, the Distributor retained $19,178 from commissions earned on sales of the fund's Class A shares, and $230,016 and $20,859 from CDSC on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2006, Class B and Class C shares were charged $321,475 and $902,382, respectively, pursuant to the Plan.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2006, Class A, Class B and Class C shares were charged $387,964, $160,737 and $300,794, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $128,457 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the fund. During the period ended August 31, 2006, the fund was charged $29,302 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,313 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $212,281, Rule 12b-1 distribution plan fees $91,094, shareholder services plan fees $66,429, custodian fees $5,038, chief compliance officer fees $1,895 and transfer agency per account fees $18,582.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund invests it available cash in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $183,871,469, and $225,969,266, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $341,824,008; accordingly, accumulated net unrealized depreciation on investments was $471,764, consisting of $4,170,265 gross unrealized appreciation and $4,642,029 gross unrealized depreciation.

The Fund 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier High Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Income Fund (one of the funds comprising Dreyfus Bond Funds, Inc.), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Income Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 9, 2006

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 1.96% of the ordinary dividends paid during the fiscal year ended August 31,2006 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $486,605 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns. Also, the fund hereby designates 94.47% of ordinary income dividends paid during the fiscal year ended August 31, 2006 as qualifying "interest related dividends".

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
William Hodding Carter III (71)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, Emeritus Director
• The Enterprise Corporation of the Delta, Director
No. of Portfolios for which Board Member Serves: 12
———————
Ehud Houminer (66)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 39

Richard C. Leone (66)
Board Member (1976)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 12
———————
Hans C. Mautner (68)
Board Member (1978)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
No. of Portfolios for which Board Member Serves: 12
———————
Robin A. Melvin (42)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Director, Boisi Family foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 12
———————
John E. Zuccotti (69)
Board Member (1977)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 12
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 43

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since January 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 45

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0115AR0806

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,301 in 2005 and $76,785 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,493 in 2005 and $5,810 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,863 in 2005 and $1,859 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,013,651 in 2005 and $445,221 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	October 27, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	October 27, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)